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                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                          INTERPLAY ENTERTAINMENT CORP.
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                (Name of Registrant as Specified in Its Charter)


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                          INTERPLAY ENTERTAINMENT CORP.

              -----------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

              -----------------------------------------------------

TIME......................          5:00 p.m. Pacific Time on June 30, 2008.

PLACE.....................          Interplay Entertainment Corp.
                                    100 North Crescent Drive
                                    Beverly Hills, CA 90210

ITEMS OF BUSINESS.........          (1)      To  approve  an  amendment  to  our
                                             Restated       Certificate       of
                                             Incorporation,   as   amended,   to
                                             decrease  the  minimum   number  of
                                             directors  from  seven (7) to three
                                             (3),  effective  as of the  date on
                                             which the number of directors first
                                             fell  below  sever  (7),  with such
                                             number  being  initially  fixed  at
                                             three  (3)  and  if  Proposal  2 is
                                             approved  then such number shall be
                                             fixed at five (5).

                                    (2)      Subject to the approval of Proposal
                                             1, to  elect  five  members  of the
                                             Board of  Directors  to serve until
                                             the   next    annual    stockholder
                                             meeting.

                                    (3)      To amend our Amended  and  Restated
                                             Certificate  of   Incorporation  to
                                             increase  the number of  authorized
                                             shares  of our  Common  Stock,  par
                                             value   $0.001   per   share,    by
                                             150,000,000   shares  for  a  total
                                             authorized  amount  of  300,000,000
                                             shares of Common Stock.

                                    (4)      To transact such other  business as
                                             may properly come before the Annual
                                             Meeting  and  any   adjournment  or
                                             postponement.

RECORD DATE...............          You can vote if, at the close of business on
                                    May 14, 2008, you were a stockholder of the Company.

PROXY VOTING..............          All  stockholders  are cordially  invited to
                                    attend   the   Annual   Meeting  in  person.
                                    However,  to ensure your  representation  at
                                    the  Annual  Meeting,  you are urged to vote
                                    promptly  by  signing  and   returning   the
                                    enclosed Proxy card.

May 20, 2008                        /s/ Herve Caen
                                    -----------------------------------------
                                    Herve Caen
                                    Chief Executive Officer and Interim Chief
                                    Financial Officer

                                                   INTERPLAY ENTERTAINMENT CORP.
                           100 N. CRESCENT DRIVE BEVERLY HILLS, CALIFORNIA 90210
                                                                  (310) 432-1958
PROXY STATEMENT
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These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Interplay Entertainment Corp., a Delaware corporation ("Interplay," the "Company", "we", or "us"), of Proxies to be voted at our 2008 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on June 30, 2008, beginning at 5:00 p.m. Pacific Time. The meeting will be held at Interplay Entertainment Corp. office headquarters, 100 N. Crescent Drive, Beverly Hills, California 90210.

Pursuant to the new rules recently adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending on May 20, 2008 a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

STOCKHOLDERS ENTITLED TO VOTE. Holders of our common stock at the close of business on May 14, 2008 are entitled to vote their shares at the Annual Meeting. Common stock is the only outstanding class of our securities entitled to vote at the Annual Meeting. As of the close of business on May 14, 2008, there were 103,855,634 shares of common stock outstanding, including 4,658,216 shares of Treasury Stock.

PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by Proxy card. Your submission of the Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE meeting. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. On the election of directors, our stockholders have cumulative voting rights (please see "Election of Directors" below for a description of your cumulative voting rights). Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

PROXY SOLICITATION COSTS. The costs associated with the solicitation of stockholder proxies by our Board in connection with this 2008 annual stockholder meeting shall be borne by the Company.

AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The approval of each of the amendments to our Amended and Restated Certificate of Incorporation in Proposals 1 and 3 will require the affirmative vote of a majority of the outstanding shares of common stock present, in person or by proxy, at the Annual Meeting at which a quorum is present. For purposes of each of the votes regarding amendment to the Certificate of Incorporation, abstentions and broker non-votes will have the same effect as a vote against approval of the amendment.

ELECTION OF DIRECTORS. The five nominees for director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our stockholders have cumulative voting rights when voting on the election of directors. Cumulative voting rights entitle each stockholder to the number of votes he or she would otherwise have in the absence of cumulative voting rights, multiplied by the number of directors to be elected. Each stockholder may cast all of the resulting votes for a single director, or may distribute them among the directors to be elected at the stockholder's discretion. In order to determine how many votes a stockholder is entitled to cast as a consequence of cumulative voting rights, the stockholder multiplies the total number of shares of our common stock owned by such stockholder by the number of directors being elected, in this case five. The total that results is the number of votes the stockholder may cast in the election of directors. The proxies solicited by the Board of Directors confer discretionary authority on the proxy holders to cumulate votes to elect the nominees listed in this Proxy Statement. The proxy holder may cumulate votes to elect one or several directors as may be necessary to elect the maximum number of nominees.

OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matters to be raised at the Annual Meeting.


ITEM 1: AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE MINIMUM NUMBER OF OUR DIRECTORS
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INTRODUCTION. The Board has unanimously approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation, as amended ("the Director Reduction Amendment") that will decrease the minimum number of directors from seven (7) to three (3). The Director Reduction Amendment will be effective as of the date the number first fell below seven
(7). The specific of number of directors  will  initially will be fixed at three
(3) and if Proposal 2 is approved then such number shall be fixed at five (5). The complete text of the form of the Director Reduction Amendment is set forth as Appendix 1 to this Proxy Statement.

The Director Reduction Amendment has been recommended by our Board of Directors because the Board has consisted for several years of only three directors and if Proposal 2 is passed will consist of only five directors. While the Company has been restructuring for the last few years it has not been in the best interests of the Company to find new directors beyond the remaining three directors. Our Board believes that reducing the required minimum and increasing the board size to five directors is now appropriate for the Company.

If the Proposal is adopted, Article 5(a) of our Amended and Restated Certificate of Incorporation, as amended, effective as of the date on which the number of directors first fell below seven (7), will read as follows:

                                   "ARTICLE 5

         (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors and elections of directors need not be by written ballot unless otherwise provided in the Bylaws. The number of directors which shall constitute the whole Board of Directors of the Corporation shall be between three (3) and nine (9), unless such minimum and/or maximum number shall be changed by amendment to this Certificate of Incorporation. The exact number of directors constituting the whole Board of Directors may be changed from time to time by the Board of Directors, within the limits provided above, in accordance with the Bylaws of the Corporation."

CERTAIN EFFECTS OF THE DIRECTOR REDUCTION AMENDMENT. The Board believes that approval of this Proposal is essential. However, the following should be considered by a stockholder in deciding how to vote upon this Proposal. The Proposal, if approved, is intended to make valid the actions of the Board while the Board has operated below the minimum number of seven directors and would provide the Company with a Board size appropriate to the current operations of the Company. The exact number of directors constituting the whole Board of Directors will be initially fixed by the Board at three (3) and if Proposal 2 is approved, will be fixed at five (5).

EFFECTIVENESS OF THE DIRECTOR REDUCTION AMENDMENT. If the Director Reduction Amendment is approved by the requisite vote of our stockholders, the Director Reduction Amendment will be effective as of the date on which the number of directors first fell below seven and upon the date of filing and acceptance of the Director Reduction Amendment with the Delaware Secretary of State, which filing is expected to take place shortly after the Annual Meeting. If the stockholders do not approve this Proposal, then the Director Reduction Amendment will not be filed.

VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of our common stock present, in person or by proxy, at the annual meeting at which a quorum is present is required to approve the Director Reduction Amendment. For purposes of the vote to amend the Amended and Restated Certificate of Incorporation, as amended, abstentions and broker non-votes will have the same effect as a vote against approval of the Director Reduction Amendment. All proxies will be voted to approve the Director Reduction Amendment unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO REDUCE THE MINIMUM NUMBER OF OUR DIRECTORS.


ITEM 2:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Item 2 is the election of five members of our Board of Directors. Our Board has amended our Bylaws so that if Proposal 1 is approved, the Bylaws will provide that the number of directors constituting the Board shall be between four and nine, to be fixed by the Board from time to time. The Board has currently fixed the number of directors at three, if Proposal 1 is approved, and five, if Proposal 2 is approved.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominee directors:

          Herve Caen                       Eric Caen
          Michel Welter                    Alberto Haddad
                                           Xavier de Portal

If elected, the foregoing five nominees are expected to serve until the 2009 Annual Meeting of Stockholders. The five nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees and the executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The following persons currently serve as our directors:

DIRECTORS                               AGE
---------                               ---

Herve Caen                              46
Eric Caen                               42
Michel Welter                           49

The Board of Directors has nominated Alberto Haddad and Xavier de Portal for election to the Board of Directors. If elected, Alberto Haddad will serve on the independent and compensation committees. If elected, Xavier de Portal will serve on the independent, audit and compensation committees. Alberto Haddad is 44 years old and Xavier de Portal is 57 years old. Each of the nominees to the Board of Directors has indicated their willingness to serve and, unless otherwise instructed, the proxy holders will vote the proxy received by them for those five nominees.

The following persons serve as our executive officers:

EXECUTIVE OFFICERS        AGE          TITLE
------------------        ---          -----

Herve Caen                46           Chairman of the Board, Chief Executive
                                       Officer and interim Chief Financial
                                       Officer

Our executive officers are appointed by and serve at the discretion of our board of directors. Herve Caen and Eric Caen are brothers. There are no other family relationships between any director and/or any executive officer.

HERVE CAEN has been our Chief Executive Officer and Interim Chief Financial Officer since 2002. Mr. Caen has served as Chairman of our Board of Directors since 2001. Mr. Caen joined us as President and Director in 1999. Mr. Caen served as Chairman of the Board of Directors of Titus Interactive S.A., an interactive entertainment software company (placed in involuntary bankruptcy in January, 2005 and previously the parent of the Company) between 1991 and 2005. Mr. Caen also held various executive positions within the Titus group between 1985 and 2005.

ERIC CAEN has served as a director since 1999. He is the Chief Executive Officer of Glow Entertainment Group. a video rental and video on demand provider operating in France and Germany. He was a Director of Titus Interactive S.A., an interactive entertainment software company between 1991 and 2005. Mr. Caen also held various executive positions within the Titus group between 1985 and 2005.

MICHEL WELTER has served as a director since 2001, and has been the sole independent director since 2004. He has been involved in the trading and exploitation of animated TV series through his company Weltertainment since 2002. From 2000 to 2001 he served as President of CineGroupe International, a Canadian company, which develops, produces and distributes animated television series and movies. From 1990 to the end of 2000, Mr. Welter served as President of Saban Enterprises where he launched the international merchandising for the hit series "Power Rangers" and was in charge of international business development where he put together numerous co-productions with companies in Europe and Asia.

NEW DIRECTOR NOMINEES

ALBERTO HADDAD has been a partner resident in the Boston office of Melcion, Chassagne & Company since 2002, a Paris, France based investment bank. He advises entrepreneurs and supports them in the development of their projects over their lifetime. He is a member of the board of the French-American Chamber of Commerce in New England and is a Foreign Trade advisor of the French government in New England. He also serves on advisory boards of various other non-profit organizations. Before 2003 he ran his own advisory company, Technology Square Partners, and acted as the CEO-US for France-based Startup Avenue. Previously he held management positions at McKinsey and Eastman Kodak. He holds a Msc (MBA) from MIT Sloan, a "diplome" in international business and Finance (Ecofi) from the Institut d'Etudes Politiques de Paris in France and a B.A. in Economics from the American University of Beirut.

XAVIER DE PORTAL has been a corporate finance consultant based in Paris, France since 1991. He assists companies, both private and public, in addressing financing needs in relation to their organic growth and/or acquisitions. From 2001 to 2004 he also served as CEO of Next Music. He also served in CEO and CFO positions in press, music and video game companies in various stages of development between 1991 and 2001. Prior to 1991, he was the development director of a large retail bank in France. He holds a Doctorate Degree in European Law, a "diplome" in international business and Finance (Ecofi) from the Institut d'Etudes Politiques de Paris in France and a "diplome" of the European Community from Pantheon, Paris.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES. The Board of Directors held one meeting during fiscal year 2007. The Board of Directors has an Independent Committee, Audit Committee and a Compensation Committee. While we only have a limited number of Directors, the full Board of Directors performs the functions of a Nominating Committee. Mr. Welter is the sole Independent Director under Nasdaq and SEC rules.

The Independent Committee currently consists of Mr. Welter. The Independent Committee reviews Related Persons Transactions. Mr. Welter acted as the Independent Committee once during fiscal year 2007. (If elected we expect Mr. Haddad and Mr. de Portal to join the Independent Committee.)

The Audit Committee currently consists of Mr. Welter. We do not have an Audit Committee financial expert because we only have a limited number of Directors. (If elected we expect Mr. de Portal to join the Audit Committee and become our Audit Committee financial expert.) The Audit Committee recommends the engagement of our independent public accountant currently Jeffrey S. Gilbert C.P.A., reviews the scope of the audit to be conducted by the independent public accountant, and periodically meets with the independent public accountant, our Interim Chief Financial Officer and Controller to review matters relating to our financial statements, our accounting principles and system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to the Board of Directors. The role and responsibilities of the Audit Committee are more fully set forth in a written charter adopted by the Board of Directors , a copy of which is set forth in Appendix 2. Mr. Welter acted as the Audit Committee once during fiscal year 2007.

The Compensation Committee currently consists of Mr. Welter. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and, is responsible for administering our stock option and executive incentive compensation plans. Mr. Welter acted as the Compensation Committee once during fiscal year 2007.

While the Compensation Committee has had only one member, the Compensation Committee has not had a written charter. (If elected we expect Mr. Haddad and Mr. de Portal to join the Compensation Committee, and we intend subsequently to reconsider whether to have a written charter.) Mr. Herve Caen recommended to Mr.Welter the compensation arrangements for our officers and our Board of Directors, and Mr. Welter considered and approved such arrangements after determining them to be in the best interest of our stockholders.

All incumbent directors attended 100% of the meeting(s) of the Board of Directors in 2007. It is our policy that all Board members attend our Annual Meeting, if practicable. No Annual Meeting was held in 2007. Mr. Herve Caen recommended Mr. Haddad and Mr. de Portal to the Board of Directors for nomination. The Board of Directors does not have a policy with regard to the consideration of director candidates recommended by our stockholders, because we only have a limited number of directors.

Essential criteria for all director candidates include the following:

         o        integrity and ethical behavior;

         o        maturity;

         o        management experience and expertise;

         o        independence and diversity of thought;

         o        broad business or professional experience; and

         o an understanding of business and financial affairs, and the complexities of business organizations.

Also we expect our directors to have substantive knowledge of or be experienced in interactive entertainment.

Our Bylaws provide that any stockholder, if beneficially owning (as defined by rule 13d-3 of the Securities Exchange Act of 1934, as amended) of record at least one percent (1%) of the issued and outstanding capital stock of the corporation, may nominate candidates for election to the Board of Directors. To be timely, a stockholder's notice (which shall only be required with respect to a special meeting of stockholders) shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 55 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice (which shall only be required with respect to a special meeting of stockholders) shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the capital stock of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or would be otherwise required, in each case pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (B) as to the stockholder giving the notice (i) the name and address of such stockholder and (ii) the class and number of shares of the capital stock of the corporation which are beneficially owned (as defined by Rule 13d-3 of the Securities Exchange Act of 1934, as amended) by such stockholder. If requested in writing by the Secretary at least 15 days in advance of the annual meeting, a stockholder whose shares are not registered in the name of such stockholder on the corporation's books shall provide the Secretary, within ten days of such request, with documentary support for such claim of beneficial ownership.

DIRECTORS' COMPENSATION. Currently, we pay each of our non-employee directors compensation as follows:

         o $5,000 in cash compensation per quarter for attendance at Board of Directors meetings. All cash compensation was suspended for the period September 30, 2006 through September 30,2007.

         o $5,000 in cash compensation per annum for each Board committee a director is a member of and participated in. All cash compensation was suspended for the period September 30, 2006 through September 30, 2007.

         o Upon election and appointment to the Board, or upon loss of employee status of an employee director, an option to purchase up to 25,000 shares of the Company's common stock under the Company's Third Amended and Restated 1997 Stock Incentive Plan. These director options are each for a term of ten years and vest over the first three years. This program was suspended and did not apply during fiscal year 2007.

         o An option to purchase 5,000 shares of the Company's common stock under the Company's Third Amended and Restated 1997 Stock Incentive Plan for each subsequent year of director service. These director options are each for a term of ten years and vest over the first three years. This program was suspended and did not apply during fiscal year 2007.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

The Compensation Committee currently consists of Michel Welter. During 2007, decisions regarding executive compensation were made by the Compensation Committee. None of the 2007 member of the Compensation Committee nor any of our 2007 executive officers or directors had a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

You may communicate with our Board of Directors or Mr. Welter, by writing to such persons c/o Herve Caen, Secretary, at 100 N. Crescent Drive Suite 324, Beverly Hills, California 90210.

Mr. Caen distributes communications to the Board of Directors or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as the following:

         o        junk mail and mass mailings,

         o        product complaints,

         o        product inquiries,

         o        new product suggestions,

         o        resumes and other forms of job inquiries,

         o        surveys, and

         o        business solicitations or advertisements.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.

ITEM 3: AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK
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INTRODUCTION. The Board has unanimously approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation, as amended (the "Authorized Share Increase Amendment"), that will increase the aggregate number of shares of common stock authorized for issuance from 150,000,000 shares to 300,000,000 (the "Authorized Share Increase"). The complete text of the form of the Authorized Share Increase Amendment is set forth as Appendix 3 to this Proxy Statement.

Although we have not currently entered into any agreements, nor do we currently have any plans, to issue any of the additional shares to be available upon the effectiveness of the Authorized Share Increase, the proposed increase in the number of authorized shares of common stock has been recommended by the Board to assure that an adequate supply of authorized but unissued shares is available for use primarily in connection with raising additional capital for operations and the issuance of shares under our third Amended and Restated 1997 Stock Incentive Plan (the "1997 Plan").

If the Proposal is adopted, the first full sentence of Article 4 of our Amended and Restated Certificate of Incorporation, as amended, will read as follows:

         "Article 4
         The total number of shares of all classes of stock which this Corporation shall have authority to issue is 305,000,000, of which (i) 300,000,000 shares shall be designated "Common Stock" and shall have a par value of $0.001 per share; and (ii) 5,000,000 shares shall be designated "Preferred Stock" and shall have a par value of $0.001 per share."

CERTAIN EFFECTS OF THE AUTHORIZED SHARE INCREASE AMENDMENT. The Board believes that approval of the Proposal is essential for our growth and development. However, the following should be considered by a stockholder in deciding how to vote upon this Proposal. The Proposal, if approved, would strengthen the position of the Board and might make the removal of the Board more difficult, even if the removal would be generally beneficial to our stockholders. Once the stockholders approve an increase in the Company's authorized shares of common stock, the Board will have the authorization to issue the additional shares of common stock. The Board's ability to issue additional shares of common stock may provide the Board with a capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to the Board. The additional shares which the Board would be authorized to issue upon approval of the Proposal, if so issued, would have a dilutive effect upon the percentage of our equity owned by present stockholders. The issuance of the additional shares might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that we have never paid dividends on shares of our common stock and we do not intend to pay any cash dividends in the foreseeable future. We instead intend to retain earnings, if any, for investment and use in business operations.

EFFECTIVENESS OF THE AUTHORIZED SHARE INCREASE. If the Authorized Share Increase Amendment is approved by the requisite vote of our stockholders, the Authorized Share Increase will be effective upon the date of filing and acceptance of the

Authorized Share Increase Amendment with the Delaware Secretary of State, which filing is expected to take place shortly after the Annual Meeting. However, the exact timing of the filing of the Authorized Share Increase Amendment will be determined by the Board based upon its evaluation as to when such action will be most advantageous to us and our stockholders, and the Board reserves the right to delay filing the Authorized Share Increase Amendment for up to twelve months following stockholder approval thereof. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Authorized Share Increase
Amendment if, at any time prior to filing the Authorized Share Increase Amendment, the Board, in its sole discretion, determines that it is no longer in our best interests or in the best interests of our stockholders. If the stockholders do not approve this proposal, then the Authorized Share Increase Amendment will not be filed.

VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of our common stock present, in person or by proxy, at the annual meeting at which a quorum is present is required to approve the Authorized Share Increase
Amendment. For purposes of the vote to amend the Amended and Restated Certificate of Incorporation, as amended, abstentions and broker non-votes will have the same effect as a vote against approval of the Authorized Share Increase Amendment. All proxies will be voted to approve the Authorized Share Increase Amendment unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for 2008.

THE COMPENSATION COMMITTEE

Michel Welter

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officer of Interplay identified in the Summary Compensation Table (our "Named Executive Officer"). The Compensation Committee of the Board of Directors (the "Committee") makes all decisions for the total direct compensation -- that is, the base salary, annual bonus, long-term equity compensation and perquisites -- of our officers, including the Named Executive Officer.

OUR BUSINESS ENVIRONMENT

Our Mission. We are a publisher and licensor of interactive entertainment software for both core gamers and the mass market. We are most widely known for our titles in the action/arcade, adventure/role playing game (RPG), and strategy/puzzle categories. We have produced and licensed titles for many of the most popular interactive entertainment software platforms. We seek to publish or license out interactive entertainment software titles that are, or have the potential to become, franchise software titles that can be leveraged across several releases and/or platforms, and have published or licensed many such successful franchise titles to date. We are committed to developing and delivering quality game experience for gamers around the world! As to our officers and employees, our mission is to create an environment that is open, honest and entrepreneurial, where each is challenged to reach his or her full potential.

Our Values. Each of our employees is required to promote honest and ethical conduct both within our organization and in our relations with customers or business partners.

COMPENSATION PROGRAM OBJECTIVES AND REWARDS

Compensation Philosophy. In determining the compensation for an executive officer, we have the following objectives:

         o To attract and retain officers by maintaining competitive compensation packages;

         o        To  motivate   officers  to  achieve  and  maintain   superior
                  performance levels;

         o To achieve a lean and flexible business model by rewarding executives who are versatile and capable across multiple business functions; and

         o To support overall business objectives designed to increase returns to our stockholders.

We measure the success of our compensation programs by the following:

         o The overall performance of our business and the engagement of our officers in improving performance;

         o        Our ability to attract and retain key talent; and

         o The perception of employees that dedication, skill and focus on success of the enterprise will be rewarded. We generally seek to pay officers total compensation competitive with that paid to officers of other companies of similar size in our industry.

All of the compensation and benefits for our officers serve the primary purpose of attracting, retaining and motivating the highly talented individuals who perform the work necessary for us to succeed in our mission while upholding our values in a highly competitive marketplace. Beyond that, we design different elements of compensation to promote individually tailored goals.

PERFORMANCE AGAINST OBJECTIVES

A  substantial  percentage  of  officer  compensation,  including  for the Named
Executive Officer, depends on the officer's achievement of individual objectives. We generally establish these objectives early in the fiscal year. The Committee confers with the CEO to establish his objectives, and the Committee also measures performance against objectives. For other officers, the CEO confers with the executive then submits proposed objectives to the Committee. In designing objectives, the Committee and the CEO seek to fulfill our strategic plan while promoting the individual's professional development. Objectives may include financial objectives, such as sales targets or cost reduction, as well as qualitative factors such as leadership, management development, and the quality of execution of business strategies that drive the growth of our business. As soon as practicable after the end of the year, supervisors measure performance against objectives. For officers, the CEO conducts this evaluation and reports to the Committee.

ELEMENTS OF COMPENSATION

The elements of compensation that may be paid to our officers include base salary and equity compensation.

Base Salaries. We generally negotiate base salaries at a level necessary to attract and retain the talent we need to execute our plans. The Committee considers such factors as its subjective assessment of the executive's scope of responsibility, level of experience, individual performance, and past and potential contribution to our business. From time to time the Committee will seek market data compiled by compensation consultants, but generally does not rely on such data.

The Committee determines base salaries for officers, including the Named Executive Officer, early each year. For officers other than himself, the CEO proposes any change in base salary based on:

         o his evaluation of individual performance and expected future contributions;

         o        the general development of our business;

         o        a review of survey data when deemed necessary, and

         o comparison of the base salaries of the officers who report directly to the CEO to provide for internal equity.

In October 2006 the Company reduced the base salary of Herve Caen, our CEO and interim CFO, from $460,000 to $250,000 through September, 2007 and as of October 1, 2007 his salary reverted to $460,000 per year.

Annual Cash Bonuses. The Committee has exclusive discretion to award bonuses to our officers, including our Named Executive Officer, as an incentive for employee productivity and effectiveness over the course of each fiscal year. The CEO recommends executive bonuses to the Committee. The Committee decides based on achievement of performance objectives and a subjective analysis of the executive's level of responsibility. The Compensation Committee also considers other types and amounts of compensation that may be paid to the executive.

The Committee determines bonuses in part based on our achievement of corporate goals such as revenue and net income results versus the prior year and our performance relative to our industry, as well as the performance of the individual against preset personal objectives.

Bonuses to Named Executive Officer. Annual bonuses for executives and other key employees are tied directly to the Company's financial performance as well as individual performance. The purpose of annual cash bonuses is to reward executives for achievements of corporate, financial and operational goals. Annual cash bonuses are intended to reward the achievement of outstanding performance. If certain objective and subjective performance goals are not met, annual bonuses are reduced or not paid. No bonus was paid to any employee in fiscal year 2007, including the Named Executive Officer.

Equity Compensation. The Committee believes that long-term equity incentive awards serve to align the interests of the officers with the interests of our stockholders. In 2006 we made awards of warrants and options to the Named Executive Officer and our other board members as part of restructuring of certain compensatory arrangements. Although we made no further awards during 2007, we do intend in the future to make awards under our stock plan for employees, officers and directors, our 1997 Plan.

The purpose of the 1997 Plan is to create an opportunity for executives and other key employees to share in the enhancement of stockholder value through stock options. The overall goal of this component of pay is to create a strong link between our management and our stockholders through management stock ownership and the achievement of specific corporate financial measures that result in the appreciation of our share price. The Compensation Committee generally has followed the practice of granting options on terms that provide that the options become exercisable in installments over a two to five year period. The Compensation Committee believes that this feature not only provides an employee retention factor but also makes longer-term growth in share prices important for those receiving options.

No Stock options were granted to our officers in 2007. The Compensation Committee continues to review the desirability of issuing stock options to our officers in any given fiscal year to provide incentives in connection with our corporate objectives. Stock options become valuable if the price of our common stock rises after we grant the options. The Committee sets the exercise price of a stock option on the date of grant at fair market value, which is generally the closing price of our common stock on the over-the-counter market bulletin board on that date. Under the 1997 Plan, we may not grant stock options having an exercise price below fair market value of our common stock on the date of grant. To encourage retention by providing a long-term incentive, the ability to exercise an option may vest over a period of three or five years. We do not backdate options or grant options retroactively.

Awards in 2007. During fiscal year 2007, the Board of Directors granted no options or warrants to officers or directors, including the Named Executive Officer.

Change in Control Arrangements. All of the warrants and options held by the Named Executive Officer and other employees have already vested.

Perquisites. No perquisites are provided to our officers.

Benefits. Our officers, including the Named Executive Officer, participate in a variety of health and welfare, and paid time-off benefits designed to enable us to attract and retain our workforce in a competitive marketplace.

Policy under Section 162(m) of the Internal Revenue Code. We have not formulated a policy for qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and do not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will determine whether such a policy should be implemented, either in general or with respect to specific transactions.


                              SUMMARY COMPENSATION

The following table summarizes the compensation of the Named Executive Officer for the fiscal year ended December 31, 2007. The Named Executive Officer is the Chief Executive Officer and Interim Chief Financial Officer. There are no other executive officers of the Company.


                                                                                  STOCK      OPTION    ALL OTHER
                                                         SALARY       BONUS       AWARDS     AWARDS   COMPENSATION    TOTAL
NAME AND PRINCIPAL POSITION            YEAR                ($)         ($)         ($)        ($)         ($)          ($)
--------------------------------    ------------        --------   -----------   --------   --------  ------------ ----------
   Herve Caen                          2007 (1)(2)(3)    565,000        --          --         --        5,000       570,000

   Herve Caen                          2006 (1)(4)(5)    407,500        --          --         --       15,000       422,500
     Chief Executive Officer and
     Interim Chief Financial
     Officer

(1) In October 2006, our Compensation Committee approved a reduction in Mr. Caen's annual base salary from $460,000 as Chief Executive Officer and Interim Chief Financial Officer to $250,000 per annum through September, 2007. Mr. Caen's annual base salary reverted to $460,000 as of October 1, 2007. Mr. Caen received warrants and options as part of restructuring his compensatory arrangements in 2006 (see outstanding equity awards information below).

(2)      Of $565,000 paid during 2007,  $302,000 was paid as compensation earned
         in  2007,   and  $180,000  and  $83,000  were  paid   respectively   as
         compensation earned but previously unpaid in 2006 and 2005.

(3)      $5,000 was accrued as director's fees but was not paid.

(4) Of $407,500 accrued during 2006, only $249,167 was paid during 2006 to Mr. Caen.

(5)      $15,000 was accrued during 2006 as director's fees but was not paid.


                           GRANTS OF PLAN BASED AWARDS
                              FOR FISCAL YEAR ENDED
                                DECEMBER 31, 2007

      The following table provides information on stock options and warrants granted in 2007 to our Named Executive Officer. By providing the Grant Date Fair Value of Awards in the table we do not imply any assurance that such values will ever be realized.

                                                                 ALL OTHER
                                                             OPTION AND WARRANT
                                              ALL OTHER           AWARDS:          EXERCISE OR
                                            STOCK AWARDS:        NUMBER OF        BASE PRICE OF
                                              NUMBER OF          SECURITIES         OPTION AND       CLOSING       GRANT DATE
                                              SHARES OF          UNDERLYING          WARRANT        PRICE ON       FAIR VALUE
                                APPROVAL    STOCK OR UNITS        OPTIONS            AWARDS        GRANT DATE       OF AWARDS
NAME              GRANT DATE      DATE           (#)                (#)              ($/SH)          ($/SH)          ($)(1)
---------------   ----------   ----------   --------------   ------------------   -------------   -------------   -------------
                     --           --             --                 --                 --             --               --

(1)  No Awards were made in fiscal year 2007.

                            OUTSTANDING EQUITY AWARDS
                              AT FISCAL YEAR-ENDED
                                DECEMBER 31, 2007

The following table shows the number of shares covered by exercisable and unexercisable options and warrants held by our Named Executive Officer on December 31 2007. No other equity awards have been made to our Named Executive Officer.

                NUMBER OF        NUMBER OF
                SECURITIES       SECURITIES
                UNDERLYING       UNDERLYING
                UNEXERCISED      UNEXERCISED         OPTION OR       OPTION OR
                OPTIONS OR       OPTIONS OR           WARRANT         WARRANT
                 WARRANTS         WARRANTS           EXERCISE        EXPIRATION
                EXERCISABLE     UNEXERCISABLE        PRICE ($)         DATE
               -------------    -------------      -------------   -------------

Herve Caen        6,120,000          -- (1)(2)(3)       .0279        10/02/2016

(1)      100% of the securities vested on October 2, 2006.

(2) Pricing was determined over an average closing price over ten days subsequent to the resolution authorizing the issuance of the options and warrants to the Named Executive Officer.

(3) The 6,100,000 warrants were issued to the officer to reduce his compensation and to convert a portion of his unpaid Tompensation into a conditional demand note. The 20,000 options were granted as directors' fees.


                     OPTION EXERCISES AND STOCK VESTED AS OF
                       FISCAL YEAR-ENDED DECEMBER 31, 2007

The table below shows the number of shares of our common stock acquired by the Named Executive Officer during 2007 on the exercise of options and warrants. No stock awards to the Named Executive Officer vested in 2007.

                                            OPTION AWARDS
                               -----------------------------------------
                                 NUMBER OF SHARES       VALUE REALIZED
                               ACQUIRED ON EXERCISE       ON EXERCISE
NAME                                   (#)                    ($)
-----------------------        --------------------     ----------------

                                                  0                   0



                           2007 DIRECTOR COMPENSATION

The chart below summarizes remuneration paid to non-employee directors during 2007 in the form of cash or stock option awards or warrants. The value shown for stock options or warrants is the dollar amount we recognized for financial statement reporting purposes in 2007 in accordance with FAS 123R.

                     FEES EARNED OR    WARRANTS OR     ALL OTHER
                      PAID IN CASH    OPTION AWARDS   COMPENSATION      TOTAL
NAME                       ($)             ($)            ($)            ($)
------------------   --------------   -------------   ------------   -----------

Eric Caen ........            5,000           --            --             5,000
Michel Welter (1)             8,750           --            --             8,750

(1) Included in the fees earned by Michel Welter are compensation for his services on the Audit, Compensation and Independent Committees.

EMPLOYMENT AGREEMENTS

Mr. Herve Caen currently serves as our Chief Executive Officer and interim Chief Financial Officer. We previously entered into an employment agreement with Mr. Herve Caen for a term of three years through November 2002, pursuant to which he currently serves as our Chairman of the Board of Directors and Chief Executive Officer. The employment agreement provided for an annual base salary of $250,000 (subsequently increased to $460,000), with such annual raises as may be approved by the Board of Directors, plus annual bonuses at the discretion of the Board of Directors. In October 2006 the Company reduced the base salary of Mr. Caen from $460,000 to $250,000 and as of October 1, 2007 his salary reverted to $460,000 per year. Mr. Caen is also entitled to participate in the incentive compensation and other employee benefit plans established by us from time to time.


                      EQUITY COMPENSATION PLAN INFORMATION

WHENEVER WE USE A GENERAL STATEMENT TO INCORPORATE THIS PROXY STATEMENT BY REFERENCE INTO ANOTHER OF OUR DOCUMENTS FILED WITH THE SEC, THE FOLLOWING TABLE IS EXCLUDED. THE FOLLOWING TABLE WILL NOT BE DEEMED FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT UNLESS WE EXPLICITLY INCORPORATE IT BY REFERENCE IN SUCH A FILING.

The following table summarizes information about the options and other equity compensation under our equity plans as of the close of business on December 31, 2007.

                                                                                           NUMBER OF SECURITIES
                                                                                           REMAINING AVAILABLE
                                 NUMBER OF SECURITIES                                      FOR FUTURE ISSUANCE
                                  TO BE ISSUED UPON                                           UNDER EQUITY
                                     EXERCISE OF                                           COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,            WEIGHTED AVERAGE        (EXCLUDING SECURITIES
                                WARRANTS AND RIGHTS (#)          EXERCISE PRICE ($)     REFLECTED IN COLUMN (a))
PLAN CATEGORY                            (a)                            (b)                      (#)(c)
                               ------------------------      ------------------------   ------------------------
Equity Compensation Plans
Approved by Stockholders ...                  1,410,000 (1)                     0.044                  8,590,000
Equity Compensation Plans
Not Approved by Stockholders                  7,330,298 (2)                     0.38                          0
                               ------------------------                                 ------------------------
TOTAL ......................                  8,740,298                                                8,590,000
                               ========================                                 ========================

(1) The Company has one stock option plan currently outstanding. Under the 1997 Stock Incentive Plan, as amended (the "1997 Plan"), the Company may grant options to its employees, consultants and directors, which generally vest from three to five years. At the Company's 2002 annual stockholders' meeting, its stockholders voted to approve an amendment to the 1997 Plan to increase the number of authorized shares of common stock available for issuance under the 1997 Plan from four million to 10 million. The Company's Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan- 1991, as amended (the "1991 Plan"), and the Company's Incentive Stock Option and Nonqualified Stock Option Plan-1994, as amended, (the "1994 Plan"), have been terminated.

(2) During fiscal year 2006, the Board of Directors granted to the Named Executive Officer 6,100,000 warrants to Durchase the Company's common stock at an immediately exercisable exercise price of $.0279 per share paverage closing price over ten days prior to the resolution authorizing the issuance of the warrants). 170,000 warrants were issued to Mr. Welter and 100,000 were issued to Eric Caen each at the same exercise price as the Named Executive Officer. The remaining 960,298 warrants were issued in prior years to persons pot currently affiliated with us. n

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Independent Committee currently consists of Mr. Welter. The Independent Committee reviews Related Persons transactions. Mr. Welter did not act as the Independent Committee during 2007 because the Company did not enter into any Related Person transactions during 2007.

REVIEW OF RELATED PERSON TRANSACTIONS

The Board of Directors has adopted a written Related Person Transaction Policy, which requires the approval of the Independent Committee for all covered transactions. The Policy applies to any transaction or series of transactions in which Interplay or a subsidiary is a participant, and a "Related Person" as defined in the Policy, including executive officers, directors and their immediate family members, has a direct or indirect material interest. Under the Policy, all Related Person Transactions must be submitted to the Independent Committee for review, approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, and full disclosure of the Related Person's interest in the transaction, the Independent Committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of the Company.

CODE OF ETHICS

We have adopted a Code of Ethics for all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and any person performing similar functions. The Code of Ethics was filed as an exhibit to the Amendment No. 1 to the 10-K for the period ended December 31, 2003.

                          REPORT OF THE AUDIT COMMITTEE

IN ANY OF OUR FILINGS UNDER THE SECURITIES ACT OR EXCHANGE ACT THAT INCORPORATE THIS PROXY STATEMENT BY REFERENCE, THE REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS WILL BE CONSIDERED EXCLUDED FROM THE INCORPORATION BY REFERENCE, AND IT WILL NOT BE DEEMED A PART OF ANY SUCH OTHER FILING UNLESS WE EXPRESSLY STATE THAT THE REPORT IS SO INCORPORATED.

The Audit Committee of the Board of Directors is currently composed of one director who is an independent director as defined under NASDAQ and SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee oversees Interplay's financial reporting process on behalf of the Board of Directors. Management is responsible for Interplay's financial statements and the financial reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on whether Interplay's financial statements fairly present, in all material respects, Interplay's financial position and results of operations and conform with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements that have been included in our Annual Report on Form 10-K for the year ended December 31, 2007.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has reviewed with the independent registered public accounting firm their independence from Interplay and its management including the written disclosures and the letter provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the 2007 fiscal year for filing with the SEC. The Audit Committee has recommended and the Board of Directors has approved and authorized engagement of Jeffrey S. Gilbert C.P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

The Audit Committee
Michel Welter
Dated May 20, 2008

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes the aggregate fees for professional services provided by Jeffrey S. Gilbert C.P.A. related to fiscal 2006 and fiscal 2007:

                                                             2006         2007
                                                           --------     --------
Audit Fees(1) ........................................     $ 59,000     $ 62,000
Audit-related Fees(2) ................................        4,500            0
Tax-related Fees(3) ..................................       14,500        8,000


(1)      Both  2006  and  2007  Audit  Fees  include:   (i)  the  audit  of  our
         consolidated financial statements included in our Form 10-K and services attendant to, or required by, statute or regulation; (ii) reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q for 2007 ; (iii) other services related to SEC fillings; and (iv) associated expense reimbursements.

(2) Audit-related Fees for 2006 include the fees for the audit of our employee benefit plan. The plan has been terminated.

(3) Tax related fees were for tax preparation for Federal and California Franchise tax returns for the tax year 2006.


The Audit Committee administers Interplay's engagement of Jeffrey S. Gilbert C.P.A. and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Jeffrey S. Gilbert C.P.A. and whether, for reasons of efficiency or convenience, it is in the best interest of Interplay to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by Jeffrey S. Gilbert C.P.A. of the non-audit services related to the fees shown in the table above did not affect that firm's independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services, and the Audit Committee pre-approved all fees and services of Jeffrey
S. Gilbert C.P.A., for work done in 2006 and 2007. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Interplay expects Jeffrey S. Gilbert C.P.A. to be present at the Annual Meeting, where he will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows, as of May 14, 2008 information concerning the shares of common stock beneficially owned by each person known by Interplay to be the beneficial owner of more than 5% of our Common Stock (other than directors, executive officers and depositaries). This information is based on publicly available information filed with the SEC as of May 14, 2008.

Financial Planning and Development S.A. ("FPD") controls a majority of our voting stock and can elect a majority of our Board of Directors and prevent an acquisition of us that is favorable to our other stockholders. Alternatively, FPD can also cause a sale of control of our Company that may not be favorable to our other stockholders.

                                           SHARES SUBJECT
                                            TO WARRANTS
                                            OR OPTIONS
                            SHARES OF       EXERCISABLE
                           COMMON STOCK     ON OR BEFORE                 PERCENT OF
NAME AND ADDRESS             OWNED (1)    MAY 14, 2008 (2)     TOTAL      CLASS (3)
------------------------   ------------   ---------------   -----------   ----------
Financial Planning and
  Development S.A.           58,426,293           400,000    58,826,293       56.4%
38 Avenue Du X Septembre
L-2550
Luxembourg

(1) Pursuant to Rule 13d-3(a), includes all shares of common stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. Interplay believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by it, where applicable, except where otherwise noted. Restricted shares are listed even when unvested and subject to forfeiture because the holder has the power to vote the shares.

(2) In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, each listed person is deemed Ihe beneficial owner of shares that the person has a right to acquire by exercise of a vested warrant or tption or other right within 60 days.

(3)      Based on  103,855,634  shares of  common  stock  outstanding  as of May
         14,2008. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at May 14, 2008.


The following table shows, as of May 14, 2008, information with respect to the shares of Common Stock beneficially owned by (1) each director and director nominee, (2) each person (other than a person who is also a director or a director nominee) who is an executive officer named in the Summary Compensation Table below, and (3) all executive officers and directors as a group.

                                               SHARES BENEFICIALLY OWNED
                                      ------------------------------------------
                                                        SHARES
                                                      SUBJECT TO
                                                     WARRANTS OR
                                                       OPTIONS
                                                      EXERCISABLE
                                        SHARES OF    ON OR BEFORE
                                      COMMON STOCK     MAY 14,                      PERCENT OF
NAME (1)                                OWNED (2)      2008 (3)        TOTAL        CLASS (4)
-----------------------------------   ------------   ------------   ------------   ------------
Herve Caen **(5) ..................      8,681,306      6,120,000     14,801,306           14.2%
Eric Caen .........................         30,001        170,000        200,001             *
Michel Welter .....................         60,001        240,000        300,001             *
Alberto Haddad *** ................           --             --             --               *
Xavier de Portal *** ..............           --             --             --               *
All current directors and executive
   officers as a group ............      8,771,308      6,530,000     15,301,308           14.7%

    *  Less than 1%.

    ** Current Director

   *** Director nominee

(1)      The   business   address  of  each  person   named  is  c/o   Interplay
         Entertainment Corp., 100 N. Crescent Drive Suite 324, Beverly Hills, California 90210.

(2) Pursuant to Rule 13d-3(a), includes all shares of common stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. Interplay believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by him or her, subject to community property laws, where applicable, except where otherwise noted. Restricted shares are listed even when unvested and subject to forfeiture because the holder has the power to vote the shares.

(3) In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, each listed person is deemed the beneficial owner of shares that the person has a right to acquire by exercise of a vested warrant or option or other right within 60.

(4) Based on 103,855,634 shares of Common Stock outstanding on the stock records as of May 14, 2008. The percentages are calculated in accordance with Rule 13d-3(d)(1), which provides that shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage that each person owns, but not deemed outstanding for the purpose of calculating the percentage that any other listed person owns.

(5) Includes 8,681,306 shares of our common stock held by Mrs. Solange Caen, Herve Caen's spouse.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC rules and regulations to furnish us with all
Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2007, all our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements, except for Financial Planning and Development S.A. with respect to its holding of 56.3% of the Company's Common Stock.

                              STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2009 Annual Meeting of Stockholders for inclusion in our Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices by January 20, 2009. In addition, in the event a stockholder proposal is not received by us by January 20, 2009, the Proxy to be solicited by the Board of Directors for the 2009 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2008 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of our 2009 Annual Meeting is advanced or delayed more than 30 days from the date of the 2008 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2008 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2009 Annual Meeting. Upon determination by us that the date of the 2009 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2008 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

                             SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

                           ANNUAL REPORT ON FORM 10-K

A copy of Interplay's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (excluding exhibits), as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of Interplay and its subsidiaries and the reports of Jeffrey S. Gilbert C.P.A, Interplay's independent registered public accounting firm.

WE WILL PROVIDE TO ANY BENEFICIAL OWNER OF INTERPLAY'S COMMON STOCK AS OF THE RECORD DATE A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31 2007, WITHOUT CHARGE, IF THE BENEFICIAL OWNER SUBMITS A WRITTEN REQUEST TO INTERPLAY ENTERTAINMENT CORP., C/O HERVE CAEN, CHIEF EXECUTIVE OFFICER AND INTERIM CHIEF FINANCIAL OFFICER, 100 N. CRESCENT DRIVE SUITE 324, BEVERLY HILLS, CALIFORNIA 90210. Exhibits to the Form 10-K will be provided on written request of any beneficial owner, subject to reimbursement of Interplay's reasonable expenses. Exhibits are available at no charge on the SEC's website, www.sec.gov.

STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.


By Order of the Board of Directors,

INTERPLAY ENTERTAINMENT CORP.

/s/ Herve Caen
-------------------------
Herve Caen,
Secretary
Beverly Hills, California
May 20, 2008

                                                                      APPENDIX 1


                            CERTIFICATE OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          INTERPLAY ENTERTAINMENT CORP.

The undersigned, Herve Caen, the Chief Executive Officer of Interplay Entertainment Corp. (the "Corporation"), a corporation organized and existing by virtue of the General Corporation Law (the "GCL") of the State of Delaware, does hereby certify pursuant to Section 103 of the GCL as to the following:

         1. The name of the Corporation is Interplay Entertainment Corp. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 27, 1998.

         2. Article 5(a) of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated, effective as of the date on which the number of directors first fell below seven
(7), to read in its entirety as follows:

                                   "ARTICLE 5

                  (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors and elections of directors need not be by written ballot unless otherwise provided in the Bylaws. The number of directors which shall constitute the whole Board of Directors of the Corporation shall be between three (3) and nine (9), unless such minimum and/or maximum number shall be changed by amendment to this Certificate of Incorporation. The exact number of directors constituting the whole Board of Directors may be changed from time to time by the Board of Directors, within the limits provided above, in accordance with the Bylaws of the Corporation."

         3. The foregoing amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, has been duly adopted by the Corporation's Board of Directors and Stockholders in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation as of the __ day of __________ 2008.

                                          -----------------------
                                          Herve Caen
                                          Chief Executive Officer

                                                                      APPENDIX 2


                          INTERPLAY ENTERTAINMENT CORP.
             CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.       MEMBERSHIP

         A. The Audit Committee (the "Committee") of the Board of Directors (the "Board") shall meet the requirements of the Sarbanes-Oxley Act (the "Act") and applicable rules of the National Association of Securities Dealers (the "NASD") and the SEC.

         B. No member of the Committee shall receive compensation other than director's fees and benefits for service as a director of the Company, including reasonable compensation for Chairing and/or serving on the Committee.

         C. Any member of the audit committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Audit Committee on ceasing to be a Director.

II.      PURPOSE

         A. The Committee serves as the representative of the Board for the general oversight of Company affairs relating to:

                  i. The quality and integrity of the Company's financial statements.

                  ii.      The   independent   auditor's    qualifications   and
                           independence, and

                  iii.     The   performance   of  the   Company's   independent
                           auditors.

         B. Through its activities, the Committee facilitates open communication among directors, independent auditors, and management by meeting in private session regularly with these parties.

III.     MEETING AND PROCEDURES

         A. The Committee shall meet in person or by telephone at least quarterly.

         B. It shall endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to
                  assess    compliance   with   Company   policies   and   legal
                  requirements.

         C. The Committee shall be given full access to the Board Chairman, Company executives and independent auditors. When any audit has been prepared by a registered public accounting firm for the Company, the Committee shall timely receive a report from such firm on (1) all critical accounting policies and practices; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officers of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and company management, such as any management letter or schedule of unadjusted differences.

         D. A majority of the members shall constitute a quorum or if there shall only be one member, that member alone shall constitute a quorum.

IV.      RESPONSIBILITIES

         A.       The Committee shall:

                  i. Have the sole authority to appoint, compensate, oversee, evaluate and, where appropriate, replace the independent auditor.

                  ii. Annually review and approve the proposed scope of each fiscal year's outside audit.

                  iii. Review and, if appropriate, approve in advance any audit and non-audit services and fees to be provided by the Company's independent auditor, other than "prohibited nonauditing services" and minor audit services, each as specified in the Act. The Committee has the sole authority to make these approvals, although such approval may be delegated to any committee member so long as the approval is presented to the full Committee at a later time. In approving non-audit services, the Committee shall consider whether the engagement has any potential to compromise the independence of the independent auditor, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent auditor to perform the services.

                  iv.      Inform  each   registered   public   accounting  firm
                           performing work for the Company that such firm shall report directly to the Committee.

                  v. Oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit opinion or related work.

                  vi. At, or shortly after the end of each fiscal year, review with the independent auditor and Company management, the audited financial statements and related opinion and costs of the audit for that year.

                  vii. Provide any recommendations, certifications and reports that may be required by the NASD or the SEC including the report of the Committee that must be included in the Company's annual proxy statement.

                  viii. Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor.

                  ix. Establish and oversee procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                  x. Have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. The Company shall provide for appropriate funding as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisors employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report.

                  xi. Ensure, if required, the rotation of the lead audit partner at least every five years.

                  xii Confirm, if required, with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company and that the firm meets all legal and professional requirements for independence.

                  xiii. Discuss with management the Company's policies with respect to risk assessment and risk management.

                  xiv. Meet separately, and periodically, with management and with the independent auditor.

                  xv. In consultation with management, review the integrity of the Company's financial reporting process.

                  xvi. Review with the Chief Executive Officer ("CEO") and the Chief Financial Officer ("CFO") (or if the CEO is the interim CFO then only with such person)on an annual basis the Company's disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

                  xvii. Review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters, and all other items required by law.

                  xviii. Verify that the policies of the Audit Committee regarding hiring of employees or former employees of the independent auditor have been met. At a minimum, these policies should provide that any registered public accounting firm may not provide audit services to the Company if the CEO, Controller, CFO, Chief Accounting Officer or any person serving in an equivalent capacity for the Company was employed by the registered public accounting firm and participated in the audit of the Company within one year of the initiation of the current audit.

                  xiv. Report regularly to the Board of Directors. Such report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

                  xx. Perform a review and evaluation, at least annually, of the performance of the Committee. The Audit Committee shall solicit feedback from the Board, CEO, CFO, and the external auditor on specific opportunities to improve Audit Committee effectiveness. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to the Charter that the Committee considers necessary or valuable. The Committee shall conduct evaluations and reviews in such a manner as it deems appropriate.

                  xxi.     Review   periodically   the   effect  of   accounting
                           initiatives  on  the  financial   statements  of  the
                           Company.

                  xxii. At least annually, if required, receive a report by the external auditors describing any material issues raised by the most recent internal quality control review by the local practice office or by any inquiry or investigation by governmental or professional authorities of the local practice office, within the preceding two years, and steps taken to address any such issues. The report, if applicable, shall also include any similar matters pertaining to offices other than the local practice office, to the extent the audit partner is aware of such matters.

                  xxiii. Discuss with management an outline of press releases or announcements regarding results of operations as well as general policies on earnings guidance to be provided to analysts, rating agencies, and the general public. Review any relevant items with management and the Company's independent auditors prior to release of any such press releases or earnings guidance including the use of "pro forma" or "adjusted" non-GAAP information. The review shall be with the Chairman of the Audit Committee or the full Committee, as may be appropriate.

         B.       Management   is   responsible   for  preparing  the  financial
                  statements for the Company completely, accurately and in accordance with generally accepted accounting principles.

         C. The independent auditors are responsible for performing an audit of the Company's financial statements and reporting on the effectiveness of the internal controls over financial reporting in accordance with the standards of the U.S. Public Company Accounting Oversight Board.

                                                                      APPENDIX 3

                            CERTIFICATE OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          INTERPLAY ENTERTAINMENT CORP.

         The undersigned, Herve Caen, the Chief Executive Officer of Interplay Entertainment Corp. (the "Corporation"), a corporation organized and existing by virtue of the General Corporation Law (the "GCL") of the State of Delaware, does hereby certify pursuant to Section 103 of the GCL as to the following:

         1. The name of the Corporation is Interplay Entertainment Corp. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 27, 1998.

         2. The first full sentence of Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

                                   "ARTICLE 4

              The total number of shares of all classes of stock which this Corporation shall have authority to issue is 305,000,000, of which (i) 300,000,000 shares shall be designated "Common Stock" and shall have a par value of $0.001 per share; and (ii) 5,000,000 shares shall be designated "Preferred Stock" and shall have a par value of $0.001 per share."

         3. The foregoing amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, has been duly adopted by the Corporation's Board of Directors and Stockholders in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation as of the __ day of ______________.

                                   __________________________
                                   Herve Caen
                                   Chief Executive Officer

                          INTERPLAY ENTERTAINMENT CORP.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of INTERPLAY ENTERTAINMENT CORP., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Herve Caen as proxy of the undersigned with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 30, 2008, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.     To  approve  an  amendment  to  our  Restated   Certificate   of
                Incorporation, as amended, to decrease the minimum number of Directors from seven (7) to three (3), effective as of the date on which the number of directors first fell below seven (7), with such number being initially fixed at three (3) and if Proposal 2 is approved then such number shall be fixed at five
                (5).

                |_| FOR              |_| AGAINST           |_| ABSTAIN


Proposal 2.     Subject to the  approval  of  Proposal  1, to elect the Board of
                Directors' five nominees as directors:

                          Herve Caen           Xavier de Portal
                          Eric Caen
                          Michel Welter
                          Alberto Haddad

                      |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the
                          contrary below)

                      |_| WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies, and each of them, discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 3.     To   approve  an  amendment  to  our   Restated  Certificate  of
                Incorporation, as amended, to increase the aggregate number of shares of common stock authorized for issuance from 150,000,000 shares to 300,000,000 shares.

                |_| FOR              |_| AGAINST           |_| ABSTAIN

         The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 20, 2008 relating to the Annual Meeting.

                           Dated:                                         , 2008
                                 -----------------------------------------

                           Signature:
                                     -------------------------------------------

                           Signature:
                                     -------------------------------------------
                                     Signature(s) of Stockholder(s)
                                     (See Instructions Below)

                           The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

                           |_| Please indicate by checking this box if you anticipate attending the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.